                                                                  CONFORMED COPY
                                                                  --------------

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported): April 15, 1997


                           DISCOVER CARD TRUST 1991 F
             (Exact name of Registrant as specified in its charter)


Delaware                          0-19752                   Not Applicable
--------                          -------                   --------------
(State of                         (Commission               (IRS Employer
organization)                     File Number)              Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                      19720
-------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
                     ---------------------------------------
                 (Former address, if changed since last report)






                                  Page 1 of 15
                         Index to Exhibits is on page 4

Item 5.  Other Events

On April 15, 1997 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of March 1997, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                Description
-----------                -----------

21                         Monthly Certificateholders' Statement for Discover
                           Card Trust 1991 F related to the Due Period ending
                           March 31, 1997.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DISCOVER CARD TRUST 1991 F
                                               (Registrant)

                                       By: DISCOVER RECEIVABLES FINANCING
                                           GROUP, INC.
                                           as originator of the Trust


                                       By: /s/ Birendra Kumar
                                         ------------------------------------
                                               Birendra Kumar
                                               Vice President and Treasurer


Date: April 15, 1997

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

21                         Monthly Certificateholders' Statement for Discover
                           Card Trust 1991 F related to the Due Period ending
                           March 31, 1997